WARRANT TERMINATION AGREEMENT

This WARRANT TERMINATION AGREEMENT (this “Agreement”) is made and entered into as of December 5, 2008 by and between RAIT FINANCIAL TRUST, a Maryland real estate investment trust (the “Company”), and CEDRIC LLC, a Delaware limited liability company (the “Recipient”).

The Company and the Recipient entered into the Warrant Issuance Agreement dated as of September 19, 2008 (the “Warrant Issuance Agreement”) pursuant to which the Company issued to the Recipient the Series A Warrant Agreement dated as of September 19, 2008 (the “Warrant,” and, together with the Warrant Issuance Agreement, the “Warrant Documents”). The Company and the Recipient desire to terminate the Warrant Documents on the terms and conditions set forth herein.

In consideration of the foregoing and of the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Termination of Warrant Documents. The Company and the Recipient hereby agree that:

(a) On the date hereof, the Company shall initiate a wire transfer of $115,000 (the “Termination Price”) in cash to the Recipient to the following account (the “Account”):

Citibank N.A.

ABA #: 021 000 089

Credit A/C: J.P. Morgan Clearing Corp.

Credit A/C #: 09253186

Credit Sub A/C: Cedric, LLC

Credit Sub A/C #: 102-30554-2

(b) Upon the receipt of the Termination Price in cash in the Account, the Warrant Documents shall be deemed to have been cancelled and terminated and, within three business days of such receipt, Recipient shall surrender to the Company the Warrant, as originally executed by the Company, by delivery to the Chief Legal Officer of the Company.

2. Representations and Warranties of the Company. In connection with the termination of the Warrant Documents, the Company represents and warrants to the Recipient as of the date hereof as follows:

2.1 Organization. The Company is a real estate investment trust duly formed, validly existing and in good standing under the laws of the State of Maryland and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

2.2 Authorization. All corporate action on the part of the Company, its officers, trustees and shareholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder has been taken and this Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy or insolvency laws.

2.3 Government Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to the Securities Exchange Act of 1934, as amended, which filings will be effected within the time prescribed by law.

2.4 Compliance with Other Instruments. The execution, delivery and performance of the transactions contemplated by this Agreement do not and will not result in any violation or conflict, or constitute, with or without the passage of time and giving of notice, either a default or breach under any such provision, instrument, judgment, order, writ, decree, mortgage, agreement or contract to which the Company is subject or a party.

3. Representations and Warranties of the Recipient. In connection with the termination of the Warrant Documents, the Recipient represents and warrants to the Company as of the date hereof as follows:

3.1 Sophistication. The Recipient is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to terminate the Warrant Documents.

3.2 Accredited Investor; Residence. The Recipient is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act and is a Delaware limited liability company whose principal office is located in New York.

3.3 Ownership. The Recipient is the lawful owner of the Warrant, free and clear of all security interests, liens, encumbrances, equities and other charges or rights of any other party. The Recipient has not transferred all or any portion of the Warrant to any other party and continues to hold the entire Warrant originally issued to the Recipient.

3.4 Authorization. All corporate action on the part of the Recipient, its officers, managers and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Recipient hereunder has been taken and this Agreement, when executed and delivered by the Recipient, shall constitute a valid and legally binding obligation of the Recipient, enforceable against the Recipient in accordance with its terms except as limited by applicable bankruptcy or insolvency laws.

4. Indemnification. Each party to this Agreement shall defend, protect, indemnify and hold harmless the other party to this Agreement from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether the such other party is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements, incurred by such other party as a result of the breach of any representation or warranty contained in this Agreement made by such party to the other party.

5. General Provisions.

5.1 Entire Agreement; Severability. This Agreement shall supersede any existing agreements between the parties relating to the Warrant Documents. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. Notwithstanding the foregoing, this Agreement shall not have any effect on the Agency Agreement and the Repurchase Agreements (as defined in the Warrant) and any agreements related thereto between the parties hereto (other than the Warrant Documents) which continue in full force and effect.

5.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

5.3 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) THE PARTIES HERETO HEREBY AGREE TO THE NON–EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. PARTIES HERETO HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, PARTIES HERETO HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO AND THEIR AFFILIATES, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

5.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

5.5 Waiver or Amendment. No amendment, waiver or other modification of any provision of this Agreement is effective without the written agreement of the parties hereto. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any provision of this Agreement may be waived by the either of parties hereto; provided, that no failure or delay on the part of the waiving party in exercising any right, power or privilege hereunder and no course of dealing with respect to any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which either of the parties hereto would otherwise have. No notice to or demand on a party hereto in any case entitles such party hereto to any other or further notice or demand in similar or other circumstances or constitutes a waiver of the rights of the party hereto providing such notice or demand to any other or further action in any circumstances without notice or demand.

5.6 Acknowledgement. Each party hereto hereby acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

COMPANY:

RAIT FINANCIAL TRUST

a Maryland real estate investment trust

By: /s/ Jack E. Salmon

Name: Jack E. Salmon

Title: Chief Financial OfficerRECIPIENT:
CEDRIC LLC By:	/s/ Joseph R. Wekselblatt

Name: Joseph R. Wekselblatt Title: Chief Financial Officer